Exhibit 99.2
February 5, 2007 Filed Pursuant to Rule 425 Filing Person: Renasant Corporation Subject Company: Capital Bancorp, Inc. Commission File No. 000-51114

Forward Looking Statements This presentation contains forward looking statements with respect to financial condition, results of operations and business of Renasant Corporation ("Renasant") and Capital Bancorp, Inc. ("Capital"). These forward looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and Capital and between Renasant Bank and Capital Bank, including future financial and operating results, cost savings, enhanced revenues, expected market position of the combined company, and the accretion or dilution to reported earnings and to cash earnings that may be realized from the transaction and (ii) Renasant and Capital's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. Other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "targets," "projects" or words of similar meaning generally are intended to identify forward looking statements. These statements are based upon the current beliefs and expectations of Renasant's and Capital's management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward looking statements. Neither Renasant nor Capital assume any obligation to update forward looking statements.

Financial information of Renasant Corporation and Capital Bancorp presented herein as of and for the year ended December 31, 2006 is unaudited. Audited financial information for both companies will be available in their respective Annual Reports on Form 10-K for the year ended December 31, 2006, which will be filed with the Securities and Exchange Commission at a later date. In connection with the proposed merger, Renasant and Capital intend to file relevant materials with the Securities and Exchange Commission, including a registration statement on Form S-4 that will contain a proxy statement/prospectus. This proxy statement/prospectus will be mailed to the shareholders of Capital. INVESTORS AND SECURITY HOLDERS OF CAPITAL ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, CAPITAL AND THE PROPOSED MERGER. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Renasant or Capital with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Renasant by directing a written request to Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38802 Attention: Investor Relations, and free copies of the documents filed with the SEC by Capital by directing a written request to Capital Bancorp, Inc., 1816 Hayes Street, Nashville, Tennessee 37203. Renasant, Capital and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Capital in connection with the proposed transaction. Information about the directors and executive officers of Renasant is set forth in the proxy statement for Renasant Corporation's 2006 annual meeting of shareholders, as filed with the SEC on March 9, 2006. Information about the directors and executive officers of Capital is set forth in the proxy statement for Capital Bancorp, Inc.'s 2006 annual meeting of shareholders, as filed with the SEC on April 13, 2006. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available. Additional Information About the Transaction

Renasant Core Values: What We Believe Our Vision........ To be the financial services advisor and provider of choice in each community we serve. Our Mission...... To provide quality financial services and advice by: Understanding, then meeting the needs of our clients Providing optimum return to our shareholders Creating security and opportunity for our employees Being good citizens in our communities

Renasant Markets Prior to 2001

Renasant Key Markets Prior to 2001 Key Markets Available Deposits Market Growth Market Share Tupelo $1.3 Billion 8% 24% DeSoto County 1.0 Billion 8% 8% Total $2.3 Billion

January 2001 to December 2003

Renasant Corporation: Initiatives Capital Management Tender Offer Shareholder Repurchase Cash Dividend Increase Improve Profitability ROA - .93% in 2000 compared to 1.33% in 2003 ROE - 9.49% in 2000 compared to 13.41% in 2003 Noninterest Income Improve Asset Quality Image Change Market Change: "More than a Bank" Appeal to more Affluent Clientele Blue Collar Bank to Small Business / High Net Worth Increase Services Per Client and Client Wallet Share Enhanced Technology

January 2004 to Present

Renasant Growth: Expansion Mergers 2004 Renasant Bancshares Assets: $226 Million Deposits: $185 Million Loans: $172 Million Offices: Germantown, Cordova, TN 2005 Heritage Financial Holding Corporation Assets: $540 Million Deposits: $381 Million Loans: $391 Million Offices: Birmingham (3), Huntsville (2), Decatur (3), Alabama De Novo Nashville, TN - Limited Service Bank 2005 Oxford, MS - Full Service Bank East Memphis - Full Service Bank Collierville - Full Service Bank

Current Growth Markets


TENNESSEE
Nashville
Knoxville
Brentwood
Franklin
Murfreesboro
Jackson
Memphis
Germantown
Horn Lake
Cordova
Southaven
Hernando
Corinth
Chattanooga
Huntsville
Decatur
Oxford
Tupelo
Grenada
Birmingham
Starkville
Columbus
Tuscaloosa
Louisville
Madison
ALABAMA
MISSISSIPPI
Mobile
FLORIDA
Destin
Pensacola
Gulf Shores
Panama City

Key Growth Markets-Current

- Renasant Bank Offices
- Current Market
- Target Market
- Corporate Headquarters
- Renasant Insurance Offices

Approximately 70% of loans and 60% of deposits are held in the yellow key market areas.

RENASANT CORPORATION

Pro Forma Franchise Balance Sheet

Renasant Attractive Markets Current Key Markets Available Deposits Deposit Growth Deposit Share Tupelo 1.3 Billion 8% 24% DeSoto County 1.2 Billion 8% 5% Birmingham 14.7 Billion 8% 1% Decatur 1.1 Billion 3% 13% Huntsville/Madison 5.5 Billion 8% 3% Germantown 1.3 Billion 10% 15% Oxford .5 Billion 12% 0% Collierville .5 Billion 10% 0% Memphis/Cordova 21 Billion 10% 0% Nashville/Brentwood 13.5 Billion 11% 0% Total 60.6 Billion

Renasant Growth: Markets Alabama Birmingham - Top 10 Southeastern Technology centers Over 400 technology companies Eighth best place in nation for entrepreneurs Huntsville - Inc. Magazine highest concentration of companies listed on its 500 fastest growing private companies #1 Mid-market in the south for 2005 - Southern Business & Development Magazine B.R.A.C. - 5,000 Military / 10,000 Civilian Families to relocate here Decatur - Home to 20 fortune 500 Companies Morgan County ranked #1 in total announced capital investment in Alabama

Tennessee Memphis - Largest cargo airport in the world Third largest rail center Fourth largest inland port Nashville - Ranked first in "Expansion Managements" 2005 listing of Top 50 "Hot" expansion locations in the country Average household income in the Williamson County Brentwood area is currently $98,000 and is projected to reach $110,000 by 2009 In this same period home ownership is expected to total approximately 56,000, up 23 % from the current 45,000 home owners Renasant Growth: Markets

Renasant Growth: Markets Mississippi DeSoto County - 36th fastest growing County in the U.S. Oxford - 14th in the nation in economic strength of micropolitian area Tupelo - 18th in the nation in economic strength of micropolitian area Ranked 2nd in the Nation as "most active micropolitan area for new and expanding industries."

Renasant Growth: Strategies Loans Key Hires of Commercial Relationship Officers HELOC referrals from Mortgage Lending Division Core Deposits High Performance Business and Consumer Checking Renasant Relationship Account Cash Management Services Wealth Management Private Client Financial Services Center- One Stop Shop staffed with CPA, CFP, Trust Relationship Officer, and Lender Mortgage Lending Expanding wholesale in Memphis and Nashville Expanding retail in Memphis, Birmingham and Nashville Insurance Strategic Alliances Bank Integration

Renasant Focus: New Products & Services Mortgage Lending Reverse Mortgage Professional Mortgage Program 7 Year HELOC Convenience Banking Free Internet Banking with Bill Pay E-Statements Renasant Advantage

Renasant Focus: New Products & Services Deposits Renasant Relationship Account Liquid CD Health Savings Account Treasury Management Remote Capture Retail Lockbox Positive Pay Enhanced Business Internet Banking Outbound Data Exchange Multi-bank Reporting

2001 to 2006

Dec '00 Dec '01 Dec '02 Dec '03 Dec '04 Dec '05 Dec '06 Assets 1211940 1254727 1344512 1415214 1707545 2397702 2611356 Renasant Assets

Selected Compounded Annual Growth Rates (CAGR) Dec '00 Assets Loans Deposits Net Income EPS Mar '06 6 Year CAGR 0.1773 0.1365 0.1445 0.1239 0.1591 0.132 0.1243 Leases 0.0228 0.0201 0.0178 0.0141 0.0095 0.0045 0.0039 RE - Const 0.0316 0.0374 0.0432 0.0589 0.0845 0.103 0.1179 RE - 1-4 Fam Mort 0.3574 0.3538 0.3408 0.3398 0.3291 0.3441 0.3478 RE - Comm Mort 0.2557 0.2863 0.3232 0.3247 0.3461 0.3628 0.3578 Installment 0.1551 0.1332 0.1127 0.1001 0.077 0.0482 0.0482

Dec '00 Dec '01 Dec '02 Dec '03 Dec '04 Dec '05 Dec '06 Non-int Inc 18529 24389 27973 31893 32287 40216 45943 Non-int Inc/Avg Assets 1.55 1.96 2.13 2.31 2.06 1.7 1.83 Peer 1.11 1.2 1.24 1.06 1 Renasant Non-interest Income As a Percent of Total Revenues: 29% in 2000 35% in 2006

Renasant Fee Income Composition 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Service charges Fees & Commission Insurance Trust Gains on Mortgage loans Other East 0.4222 0.2866 0.0785 0.0601 0.0725 0.08 30.6 38.6 0.0665 45.9 46.9 Service Charges = 42% vs. 48% Fees & Commissions = 30% vs. 20% Insurance = 8% vs. 13% Trust = 6% vs. 4% Gains on Mortgage Loans = 7% vs. 3% Other = 7% vs. 12% December 31, 2006 vs. December 31, 2000

Dec '00 Dec '01 Dec '02 Dec '03 Dec '04 Dec '05 'Dec 06 Nonperforming Loan Ratio 0.88 0.78 0.42 0.85 0.76 0.38 0.62 Net Charge-off Ratio 0.72 0.49 0.42 0.2 0.32 0.2 0.07 NASDAQ Market Index 100 79.71 55.6 83.6 90.63 92.62 Renasant Asset Quality 0.88 0.72

Renasant listing, RNST, on the NASDAQ (May 2, 2005) Member of the NASDAQ Global Select Market (July 1, 2006) Renasant Value: Stock

Doubled in Assets, Loans, Deposits and Net Income Net charge-offs down from 72 bps in 2000 to < 20 bps in 2006 Non-Performing Loans down from 88 bps in 2000 to 62 bps in 2006 Increased Key Market Demographics Renasant Performance: 2001 - 2006

2000 2001 2002 2003 2004 2005 2006 Dividends Per Share 0.391 0.427 0.462 0.503 0.547 0.58 0.626 Renasant Dividends Per Share 19 Consecutive Years of Dividend Increases 6 Year CAGR = 8.32%

Name Title Experience E. Robinson McGraw Chairman and CEO - Renasant Bank & Renasant Corporation 36 years Frank Cianciola President- Renasant Tennessee 29 years Steve Corban Senior Executive Vice President- 25 years General Counsel Jim Gray Senior Executive Vice President-CIO 27 years Stuart Johnson Senior Executive Vice President-CFO 28 years Harold Livingston Senior Executive Vice President- Chief Credit Officer 33 years Larry Mathews President-Renasant Alabama 29 years Claude Springfield, III Senior Executive Vice President- Chief Credit Policy Officer 36 years Mitch Waycaster President- Renasant Mississippi 26 years Average Years of Experience 30 years Renasant's Capable Management Team

Renasant Growth: Strategies Expansion Plans Birmingham, AL Huntsville, AL Oxford, MS Nashville, TN East Tennessee Florida Atlanta, GA

AND Renasant: Why CBT and RNST Together? Shared Core Values and Culture Big Bank Solutions / Small Bank Care Larger Lending Limits Expanded Product Selection Client Focused Banking Trust / Insurance / Treasury Management Leverage Lower Cost Deposits

Proforma Additional Capital Expansion and Growth Opportunities Autonomy Expectations Outstanding Management and Lending Team Dividends and Stock Liquidity Renasant: Why CBT and RNST Together? AND

Name Title Rick Hart President of Renasant Bank of Tennessee and Member of Executive Management Team John Gregory Executive Vice President and Member of Executive Management Team Executive Management Team Additions

Proforma Nashville Market Renasant Branch Capital Branches

Proforma Renasant Markets Current Key Markets Available Deposits Deposit Growth Deposit Share Tupelo 1.3 Billion 8% 24% DeSoto County 1.2 Billion 8% 5% Birmingham 14.7 Billion 8% 1% Decatur 1.1 Billion 3% 13% Huntsville/Madison 5.5 Billion 8% 3% Germantown 1.3 Billion 10% 15% Oxford .5 Billion 12% 0% Collierville .5 Billion 10% 0% Memphis/Cordova 21 Billion 10% 0% Nashville MSA 28.6 Billion 11% 1% Total 75.7 Billion

MS TN AL Mort Corp 992.647 814.225 485.565 0 0 MS TN AL Mort Corp Actual 986.7 346.6 481 0 0 Distribution of Renasant Loans December 31, 2006 Proforma Approximately 70% of loans are held in key market areas. Approximately 78% of loans are held in key market areas.

MS TN AL Mort Corp 1345703 760358 467856 0 0 MS TN AL Mort Corp Actual 1333.9 295.4 460.6 0 0 Distribution of Renasant Deposits December 31, 2006 Proforma Approximately 60% of deposits are held in key market areas. Approximately 68% of deposits are held in key market areas.

Renasant Corporation NASDAQ: RNST www.renasantbank.com www.renasant.com